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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 2, 2006

                          EASYLINK SERVICES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     000-26371               13-3787073
(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)               File Number)          Identification No.)

         33 Knightsbridge Road, Piscataway, New Jersey        08854
           (Address of Principal Executive Offices)         (Zip Code)

        Registrant's telephone number, including area code: 732-652-3500

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 2, 2006, EasyLink Services Corporation issued a press release relating to its financial results for its third quarter ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under Item 2.02 and Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange act of 1934 or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 unless specifically incorporated by reference in such filing.



ITEM 9.01. (c) EXHIBITS.

The following exhibits are filed herewith:

           EXHIBIT NO.                          DESCRIPTION

              99.1                 Press Release dated November 2, 2006



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: November 2, 2006

                                               EASYLINK SERVICES CORPORATION


                                               By: /s/ Thomas F. Murawski
                                                  ----------------------------
                                                  Name:  Thomas F. Murawski
                                                  Title: Chairman, President and
                                                         Chief Executive Officer



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                                  EXHIBIT INDEX



Exhibit No.                               Description

     99.1                                 Press Release dated November 2, 2006